Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 of Hi-Crush Partners LP (the "Partnership") as filed with the Securities and Exchange Commission on the date hereof (the "Report") and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert E. Rasmus, Chief Executive Officer of the Partnership, certify, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Robert E. Rasmus
Robert E. Rasmus
Chief Executive Officer
October 31, 2017